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Exhibit 10.1

                               BSB Bancorp, Inc.
                               AMENDMENT NUMBER 2
                                       TO
             1996 LONG-TERM INCENTIVE AND CAPITAL ACCUMULATION PLAN


  RESOLVED, that the first sentence of Section 6.01 is amended by substituting the figure "1,300,000" for the figure "875,000".

  RESOLVED, that the last sentence of Section 7.02 is deleted and replaced by the following sentence: "Notwithstanding the foregoing, the maximum number of shares of Common Stock subject to Options that may be granted under the Plan to any Employee in any Plan Year is 100,000 shares (subject to adjustment as provided in Article X hereof).

  This Amendment Number 2 was duly adopted and approved by the Board of Directors of BSB Bancorp, Inc. by resolution at a meeting held on the 25th day of January, 1999.


                                       /s/ Larry G. Denniston
                                       ----------------------
                                       Larry G. Denniston
                                       Corporate Secretary


  This Amendment Number 2 was duly approved by the shareholders of BSB Bancorp, Inc. at a meeting held on the 26th day of April, 1999.


                                       /s/ Larry G. Denniston
                                       ----------------------
                                       Larry G. Denniston
                                       Corporate Secretary